                                                                   EXHIBIT 10.05

                            PARENT PLEDGE AGREEMENT

                          DATED AS OF JANUARY 1, 1997

                                    BETWEEN

                        FIREARMS TRAINING SYSTEMS, INC.

                                      AND

                           NATIONSBANK, N.A. (SOUTH),

                                    AS AGENT

                               TABLE OF CONTENTS

ARTICLE  SECTION                                                                      PAGE
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
ARTICLE I DEFINITIONS...............................................................    1
         SECTION 1.01.  Terms Defined in Credit Agreement...........................    1
         SECTION 1.02.  Definition of Certain Terms Used Herein.....................    1
         SECTION 1.03.  UCC Definitions.............................................    2
         SECTION 1.04.  Terms Generally.............................................    2
ARTICLE II SECURITY INTERESTS.......................................................    2
         SECTION 2.01.  The Security Interests......................................    2
         SECTION 2.02.  Continuing Liability of the Pledgor.........................    2
         SECTION 2.03.  Delivery of Pledged Securities..............................    2
         SECTION 2.04.  Security Interests Absolute.................................    3
         SECTION 2.05.  Release of Collateral.......................................    3
ARTICLE III REPRESENTATIONS AND WARRANTIES..........................................    4
         SECTION 3.01.  Credit Agreement............................................    4
         SECTION 3.02.  Pledged Securities..........................................    4
         SECTION 3.03.  Validity, Perfection and Priority of Security Interests.....    4
         SECTION 3.04.  Place of Business; Location of Collateral...................    4
         SECTION 3.05.  Effectiveness...............................................    4
ARTICLE IV COVENANTS................................................................    5
         SECTION 4.01.  Perfection of Security Interests............................    5
         SECTION 4.02.  Further Actions.............................................    5
         SECTION 4.03.  Change of Name, Identity or Structure.......................    5
         SECTION 4.04.  Place of Business and Collateral............................    6
         SECTION 4.05.  Maintenance of Records......................................    6
         SECTION 4.06.  Compliance with Laws, etc. .................................    6
         SECTION 4.07.  Payment of Taxes, etc. .....................................    6
         SECTION 4.08.  Limitation on Liens on Collateral...........................    6
         SECTION 4.09.  Limitations on Dispositions of Collateral...................    6
         SECTION 4.10.  Notices.....................................................    6
         SECTION 4.11.  Change of Law...............................................    6
         SECTION 4.12.  Reimbursement Obligation....................................    6
ARTICLE V DISTRIBUTIONS ON PLEDGED SECURITIES; VOTING...............................    7
         SECTION 5.01.  Right to Receive Distributions on Pledged Collateral;           7
                        Voting......................................................
ARTICLE VI REMEDIES; RIGHTS UPON DEFAULT............................................    8
         SECTION 6.01.  UCC Rights..................................................    8
         SECTION 6.02.  Sale of Collateral..........................................    8
         SECTION 6.03.  Rights of Purchasers........................................    9
         SECTION 6.04.  Additional Rights of the Agent..............................    9
         SECTION 6.05.  Securities Act, etc. .......................................    9
         SECTION 6.06.  Remedies Not Exclusive......................................   10
         SECTION 6.07.  Waiver and Estoppel.........................................   11
         SECTION 6.08.  Power of Attorney...........................................   11
         SECTION 6.09.  Application of Proceeds.....................................   12
ARTICLE VII MISCELLANEOUS...........................................................   13
         SECTION 7.01.  Notices.....................................................   13
         SECTION 7.02.  Survival of Agreement.......................................   13
         SECTION 7.03.  Counterparts; Effectiveness.................................   13
         SECTION 7.04.  Amendments, Etc. ...........................................   13
         SECTION 7.05.  Assignments.................................................   13

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
ARTICLE  SECTION                                                                      PAGE
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
         SECTION 7.06.  Savings Clause..............................................   13
         SECTION 7.07.  Governing Law...............................................   14
         SECTION 7.08.  Entire Agreement............................................   14
         SECTION 7.09.  No Waiver; Remedies.........................................   14
         SECTION 7.10.  Headings....................................................   14
         SECTION 7.11.  Submission to Jurisdiction..................................   14
         SECTION 7.12.  No Oral Agreements..........................................   14

SCHEDULES
---------
Schedule 1  Chief Executive Office and Principal Place of Business;
            Locations of Records of Receivables and General Intangibles
Schedule 2  Pledged Securities
Schedule 3  Trade Names, Division Names, etc.
Schedule 4  Required Filings and Recordings

     PLEDGE AGREEMENT dated as of January 1, 1997 between FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation (the "Pledgor"), and NATIONSBANK, N.A. (SOUTH), as Agent (in such capacity, the "Agent") for the Lenders (as defined herein).

     Reference is made to (a) the Credit Agreement dated as of July 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FATS, Inc. (the "Borrower", which simultaneously with the execution and delivery of this Agreement has assumed all of the Obligations (as such term is defined in the Credit Agreement) of Firearms Training Systems, Inc. pursuant to Section 6.05(a)(iv) E) of the Credit Agreement), the financial institutions party thereto as lenders (the "Lenders") and NationsBank, N.A. (South), as Agent, as Swingline Lender and as Issuing Bank.

     The Lenders and the Swingline Lenders have respectively agreed to extend credit to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions set forth in, the Credit Agreement. The obligations of the Lenders and the Swingline Lenders to extend credit and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned on, among other things, the execution and delivery by the Pledgor of a Pledge Agreement in the form hereof in connection with the consummation of the Permitted Drop Down Transaction. As consideration therefor and in order to induce the Lenders to make Loans, the Pledgor is willing to execute and deliver this Agreement.

     Accordingly, the Pledgor, intending to be legally bound, hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. Terms Defined in Credit Agreement. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement; provided that as used herein, the term "Loan Party" when used in connection with the obligations of the Pledgor, shall mean the Borrower, the Subsidiaries, the Buyers and the Seller.

  SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

          "Collateral" shall have the meaning assigned to such term in Section 2.01.

          "General Intangibles" of the Pledgor shall mean (a) all contract rights to receive dividends, liquidating dividends, distributions, options, rights to subscribe, cash, instruments and other property and proceeds from time to time in respect of or in exchange for any or all of the Capital Stock of the Borrower and (b) all rights of the Pledgor (including all choses in action and causes of action) under all agreements that in any way relate to such Capital Stock.

          "Pledged Securities" shall mean (a) the Capital Stock listed and described on Schedule 2 hereto, and the certificates, if any, representing such Capital Stock, (b) all additional Capital Stock from time to time acquired by the Pledgor in any manner (which shares shall be considered to be Pledged Securities under this Agreement), together in each case with the certificates representing such additional Capital Stock and (c) all dividends, liquidating dividends, stock dividends, distributions, stock or partnership rights, options, rights to subscribe, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such listed Capital Stock referenced in clause (a) above or such additional Capital Stock referenced in clause (b) above.

          "Proceeds" shall mean all proceeds, including (a) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Obligations" of the Pledgor shall mean (a) all amounts now or hereafter payable by the Pledgor under the Parent Guarantee Agreement and
     (b) all expenses (including reasonable counsel fees and expenses) incurred in enforcing any rights of the Agent and the Secured Parties against the Pledgor under this Agreement.

          "UCC" shall mean at any time the Uniform Commercial Code as the same may from time to time be in effect in the State of New York; provided that if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

     SECTION 1.03. UCC Definitions. The uncapitalized terms "contract right", "instrument", "general intangible", "money" and "proceeds", as used in Section
1.02 or elsewhere in this Agreement shall have the meanings ascribed thereto in the UCC.

     SECTION 1.04. Terms Generally. The definitions in the Credit Agreement and in Section 1.02 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein, the word "day" means a calendar day.

                                   ARTICLE II

                               SECURITY INTERESTS

     SECTION 2.01. The Security Interests. To secure the due and punctual payment of all Secured Obligations of the Pledgor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof, (a) the Pledgor hereby grants to the Agent, its successors and its assigns, for the ratable benefit of the Secured Parties, a security interest in and (b) the Pledgor hereby pledges to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, all of the Pledgor's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"):

          (i) all General Intangibles;

          (ii) all Pledged Securities; and

          (iii) to the extent not otherwise included, all Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

     SECTION 2.02. Continuing Liability of the Pledgor. Anything herein to the contrary notwithstanding, the Pledgor shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any Collateral, nor shall the Agent or any Secured Party be required to perform or fulfill any of the obligations of the Pledgor with respect to any of the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, neither the Agent nor any Secured Party shall be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to the Collateral.

     SECTION 2.03. Delivery of Pledged Securities. All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of the Agent, for the ratable benefit of

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the Secured Parties, pursuant hereto and shall be in suitable form for transfer by delivery, duly endorsed and shall be accompanied by duly executed instruments of transfer or assignments in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Pledgor after the occurrence and continuance of an Event of Default, to cause any or all of the Pledged Securities to be transferred of record into the name of the Agent or its nominee.

     SECTION 2.04. Security Interests Absolute. All rights of the Agent and the Secured Parties hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Secured Obligation or any document securing any Secured Obligation, by operation of law or otherwise;

          (b) any modification or amendment or supplement to the Credit Agreement, any Collateral Document, or any other document evidencing or securing any Secured Obligation;

          (c) any release, non-perfection or invalidity of any direct or indirect security for any Secured Obligation;

          (d) any change in the existence, structure or ownership of the Borrower, the Pledgor or other Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, the Pledgor or other Loan Party or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;

          (e) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Borrower, any other Loan Party, the Agent, any Secured Party or any other corporation or person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability for any reason of any Secured Obligation relating to or against the Borrower, the Pledgor or any other Loan Party, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, the Pledgor or any other Loan Party of the Secured Obligations;

          (g) any failure by the Agent or any Secured Party (i) to file or enforce a claim against the Borrower, the Pledgor or any other Loan Party or its estate (in a bankruptcy or other proceeding), (ii) to give notice of the existence, creation or incurrence by the Borrower, the Pledgor or any other Loan Party of any new or additional indebtedness or obligation under or with respect to the Secured Obligations, (iii) to commence any action against the Borrower, the Pledgor or any other Loan Party, (iv) to disclose to the Borrower, the Pledgor or any other Loan Party any facts which the Agent or any Secured Party may now or hereafter know with regard to the Borrower, the Pledgor or any other Loan Party or (v) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or

          (h) any other act or omission to act or delay of any kind by the Borrower, the Pledgor, any other Loan Party, the Agent, any Secured Party or any other person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.

     SECTION 2.05. Release of Collateral. Upon (a) the indefeasible payment in full in cash of all of the Secured Obligations, (b) the termination of the Commitments, (c) the cancellation or expiration of all Letters of Credit and the reimbursement in full of all Letter of Credit Disbursements and (d) the satisfaction by the Borrower of all terms and conditions hereof, the Credit Agreement, the Notes, the Collateral Documents and all other documents or agreements governing the Secured Obligations, the Agent will (as soon as reasonably practicable after receipt of notice from the Pledgor requesting the same, but at the expense of the Pledgor) execute and send to the Pledgor, (i) for each filing made under Section 4.01 or 4.02 to perfect the security interests granted to the Agent and the Secured Parties hereunder, a termination statement
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

prepared by the Pledgor to the effect that the Agent and the other Secured Parties no longer claim a security interest under such filing and (ii) all documents and instruments previously pledged to the Agent hereunder.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Agent and each of the Secured Parties that:

     SECTION 3.01. Credit Agreement. All representations and warranties contained in the Credit Agreement that relate to the Pledgor are true and correct. The Pledgor agrees to comply with each of the covenants contained in the Credit Agreement that imposes or purports to impose, through agreements with the Borrower, restrictions or obligations on the Pledgor. The Pledgor acknowledges that any default in the due observance or performance by the Pledgor of any covenant, condition or agreement contained herein may constitute an Event of Default under Article VII of the Credit Agreement. There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

     SECTION 3.02. Pledged Securities. All Pledged Securities have been duly authorized and validly issued by the Borrower and are fully paid and nonassessable. The Pledgor owns good, valid and marketable title to all the outstanding Capital Stock of the Borrower, free and clear of all Liens, other than the Liens of the Collateral Documents, of every kind, whether absolute, matured, contingent or otherwise. None of the Pledged Securities is subject to options to purchase or similar rights of any person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto. The Pledged Securities constitute and will at all times constitute 100% of the Capital Stock of the Borrower.

     SECTION 3.03. Validity, Perfection and Priority of Security Interests. (a) By complying with Section 4.01 and by delivering all certificates or instruments, if any, representing or evidencing the Collateral to the Agent, the Pledgor will have created a valid and duly perfected security interest in favor of the Agent for the benefit of the Secured Parties as security for the due and punctual payment of all Secured Obligations of the Pledgor in all Collateral and identifiable Proceeds of such Collateral, as to which a security interest may be perfected by (i) filing UCC financing statements and (ii) possession. Continuing compliance by the Pledgor with the provisions of Section 4.02 will also (i) create and duly perfect valid security interests in all Collateral acquired or otherwise coming into existence after the date hereof and in all identifiable Proceeds of such Collateral as security for the due and punctual payment of all Secured Obligations of the Pledgor and (ii) cause such security interests in all Collateral and in all Proceeds which are (A) identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder and
(B) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC to be duly perfected under the UCC.

     (b) The security interests of the Agent in the Collateral rank first in priority. Other than financing statements or other similar documents perfecting the security interests of the Agent, no financing statements or similar documents covering all or any part of the Collateral are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral, nor is any of the Collateral in the possession of any person (other than the Pledgor) asserting any claim thereto or security interest therein.

     SECTION 3.04. Place of Business; Location of Collateral. Schedule 1 correctly sets forth (a) the Pledgor's chief executive office and principal place of business and (b) the offices of the Pledgor where records concerning the General Intangibles are kept.

     SECTION 3.05. Effectiveness. The pledge and grant effected hereby is effective to vest in the Agent, on behalf of the Secured Parties, the rights of the Agent in the Collateral as set forth herein.

                                   ARTICLE IV

                                   COVENANTS

     The Pledgor covenants and agrees with the Agent that until (a) all the Secured Obligations have been indefeasibly paid in full in cash, (b) the Commitments have been terminated, (c) all Letters of Credit have been cancelled or have expired and all Letter of Credit Disbursements have been reimbursed in full and (d) all terms and conditions hereof, the Credit Agreement, the Collateral Documents and all other documents or agreements governing the Secured Obligations have been satisfied, the Pledgor will comply with the following:

     SECTION 4.01. Perfection of Security Interests. The Pledgor will, at its own expense, cause all filings and recordings and other actions specified on
Schedule 4 to have been completed and filed on or prior to the Effective Date (as defined in Section 7.03).

     SECTION 4.02. Further Actions. (a) At all times after the Effective Date, the Pledgor will, at its own expense, comply with the following:

          (i) as to all General Intangibles and Pledged Securities, it will cause UCC financing statements and continuation statements to be filed and to be on file in all applicable jurisdictions as required to perfect the security interests granted to the Agent and the Secured Parties hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC;

          (ii) as to all Proceeds, it will cause all UCC financing statements and continuation statements filed in accordance with clause (i) above to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered; and

          (iii) as to any Capital Stock hereafter acquired by the Pledgor, the Pledgor will immediately pledge and deliver the corresponding certificates, upon the acquisition or certification thereof, or other instruments to the Agent as part of the Pledged Securities duly endorsed in a manner satisfactory to the Agent.

     (b) The Pledgor will, from time to time and at its own expense, execute, deliver, file or record such financing statements pursuant to the UCC and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Agent and the Secured Parties to obtain the full benefits of this Agreement or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral.

     (c) To the fullest extent permitted by law, the Pledgor authorizes the Agent (i) to sign and file financing and continuation statements and amendments thereto with respect to the Collateral without its signature thereon and (ii) to the extent permissible by applicable law, file this Agreement in any UCC filing jurisdiction as a financing statement with respect to the Collateral. In furtherance of the foregoing, the Pledgor hereby irrevocably constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor, or in its own name, from time to time in the Agent's reasonable discretion, to execute, deliver, file or record financing statements pursuant to the UCC as may be necessary or desirable in order to create, preserve, perfect, confirm or validate the security interests.

     SECTION 4.03. Change of Name, Identity or Structure. The Pledgor will not change its name, identity or corporate structure in any manner unless it shall have given the Agent at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend any financing statement or continuation statement relating to the security interests granted hereby in order to preserve such security interests and to effectuate or maintain the priority thereof against all persons.

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

     SECTION 4.04. Place of Business and Collateral. The Pledgor will not change the location of its chief executive office unless, prior to such change,
(i) it notifies the Agent of such change, (ii) makes all UCC filings required by
Section 4.02 and (iii) takes all other action necessary or that the Agent may reasonably request to preserve, perfect, confirm and protect the security interests granted hereby.

     SECTION 4.05. Maintenance of Records. The Pledgor will keep and maintain at its own cost and expense complete books and records relating to the Collateral which are satisfactory to the Agent, including, without limitation, a record of all dividends received with respect to the Collateral and all of its other dealings with the Collateral. The Pledgor will provide the Agent with access to or copies of such records promptly upon Agent's request therefor.

     SECTION 4.06. Compliance with Laws, etc. The Pledgor will comply in all material respects with all applicable statutes, rules, regulations, and orders of, and all applicable restrictions imposed by, the United States of America, foreign countries, states, provinces and municipalities, and of or by any Governmental Authority, including any court, arbitrator or grand jury, in respect of the Collateral except such as are being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.07. Payment of Taxes, etc. The Pledgor will pay all taxes, assessments and other governmental charges or levies imposed upon the Collateral or in respect of any of its income or profits therefrom when the same become due and payable, but in any event before any penalty or interest accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of its properties or assets, and promptly reimburse the Agent or any Secured Party for any such taxes, assessments, charges or claims paid by them; provided that no such tax, assessment, charge or claim need be paid or reimbursed if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and be adequate in the good faith judgment of the Pledgor.

     SECTION 4.08. Limitation on Liens on Collateral. The Pledgor will not, create, permit or suffer to exist, but will defend the Collateral and the Pledgor's rights with respect thereto against and take such other action as is necessary to remove, any security interest, encumbrance, claim or other Lien in respect of the Collateral.

     SECTION 4.09. Limitations on Dispositions of Collateral. The Pledgor will not, directly or indirectly, sell, transfer, lease or otherwise dispose of any of the Collateral (or any interest therein), or attempt, offer or contract to do so. The inclusion of Proceeds of the Collateral under the security interest granted hereby shall not be deemed a consent by the Agent to any sale or disposition of any Collateral.

     SECTION 4.10. Notices. The Pledgor will advise the Agent promptly and in reasonable detail, (a) of any security interest, encumbrance or claim made or other Lien asserted against any of the Collateral, (b) of any material change in the composition of the Collateral and (c) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interests granted to the Agent in this Agreement.

     SECTION 4.11. Change of Law. The Pledgor shall promptly notify the Agent in writing of any change in law known to it which (i) adversely affects or will adversely affect the validity, perfection or priority of the security interests granted hereby, (ii) requires or will require a change in the procedures to be followed in order to maintain and protect such validity, perfection and priority or (iii) could result in the Agent not having a perfected security interest in any of the Collateral.

     SECTION 4.12. Reimbursement Obligation. Should the Pledgor fail to comply with the provisions of this Agreement or any other agreement relating to the Collateral such that the value of any Collateral or the validity, perfection, rank or value of any security interest granted to the Agent hereunder or thereunder is thereby diminished or potentially diminished in any material respect or put at risk in any material respect (as reasonably determined by the Agent), the Agent on behalf of the Pledgor may, but shall not be required to,
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

effect such compliance on behalf of the Pledgor, and the Pledgor shall reimburse the Agent for the costs thereof on demand, and interest shall accrue on any such unpaid reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the default rate provided in Section 2.07 of the Credit Agreement.

     SECTION 4.13. Pledgor's Business. The Pledgor will not engage in any activity (including any merger, consolidation or sale of assets), issue any securities, incur any Indebtedness, incur any other material liability or create or permit to exist any Lien on its assets, other than the ownership of the common stock of the Borrower and related de minimis activities incidental thereto. Notwithstanding the foregoing sentence, the Pledgor may, so long as any such action is not prohibited by any other applicable provision of this Agreement, (i) engage in any activity incidental to the maintenance of the corporate existence of the Pledgor and compliance with applicable law, (ii) enter into and perform the obligations of the Pledgor under the Parent Guarantee Agreement and the Parent Pledge Agreement, (iii) enter into (or issue, as applicable), perform the obligations of the Pledgor under and exercise the rights of the Pledgor under (A) stock options exercisable for Common Stock granted to employees of the Borrower and directors of the Borrower or the Pledgor and other customary participants or an employee stock option plan established for the benefit of employees of the Borrower and directors of the Borrower or the Pledgor and other customary participants, (B) the Shareholders Agreement, (C) the Recapitalization Agreement and (D) the Seller Registration Rights Agreement and the Buyer Registration Rights Agreement, (iv) issue additional shares of the Common Stock or receive any capital contribution, so long as 100% of the net cash proceeds, if any, of any such issuance or contribution are contributed by the Pledgor to the capital of the Borrower and
(v) engage in the Permitted Drop Down Transaction and administer on behalf of the Borrower, pursuant to an agency agreement satisfactory to the Agent and the Required Lenders (which shall be assigned to the Agent on behalf of the Secured Parties), any nontransferable assets which remain owned by the Pledgor after consummation of the Permitted Drop Down Transaction.

                                   ARTICLE V

                  DISTRIBUTIONS ON PLEDGED SECURITIES; VOTING

     SECTION 5.01. Right to Receive Distributions on Pledged Collateral; Voting. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose permitted by the terms of this Agreement, the Credit Agreement and the other Loan Documents.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement and applicable laws. Other than pursuant to the first sentence of this paragraph (a)(ii), all principal, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the Borrower or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Borrower may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and shall be forthwith delivered to the Agent in the form in which received (with any necessary endorsement).

          (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default:

          (i) All rights of the Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 5.01(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments.

          (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 5.01(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary endorsement).

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.01(a)(i) shall cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights. After all Events of Default have been cured or waived, the Pledgors will have the right to exercise the voting and consensual rights and powers to which they would otherwise be entitled pursuant to the terms of paragraph (a)(i).

                                   ARTICLE VI

                         REMEDIES; RIGHTS UPON DEFAULT

     SECTION 6.01. UCC Rights. If any Event of Default shall have occurred, the Agent may, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Agent at law or in equity.

     SECTION 6.02. Sale of Collateral. (a) The Pledgor expressly agrees that if an Event of Default shall occur and be continuing, the Agent, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to the Pledgor or any other person (all of which demands and/or notices are hereby waived by the Pledgor), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere in such manner as is commercially reasonable and as the Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Secured Party shall have the right upon any such public sale and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. The Pledgor further agrees, at the Agent's request, to assemble the Collateral, and to make it available to the Agent at places which the Agent may reasonably select. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Agent arising out of the sale of the Collateral except to the extent that a court of competent jurisdiction shall have determined by final nonappealable judgment that any action taken by the Agent or any Secured Party with respect to such sale constitutes gross negligence or willful misconduct.

     (b) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold in a recognized market, the Agent shall give the Pledgor 10 days' written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Agent shall not be required or obligated to make any such sale pursuant to any such notice. The Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

     SECTION 6.03. Rights of Purchasers. Upon any sale of the Collateral (whether public or private), the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Agent and the other Secured Parties) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor, and the Pledgor, to the extent permitted by law, hereby specifically waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which it has or may at any time in the future have under any law now existing or hereafter adopted.

     SECTION 6.04. Additional Rights of the Agent. Upon the occurrence and during the continuance of an Event of Default:

          (a) The Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

          (b) The Agent shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any person then liable for the payment of any of the Secured Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Agent or any other Secured Party) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Agent and the other Secured Parties, and the Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

     SECTION 6.05. Securities Act, etc. (a) In view of the position of the Pledgor in relation to its Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being herein called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any such Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent and the other Secured Parties in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.

     Accordingly, the Pledgor expressly agrees that the Agent is authorized, in connection with any sale of the Pledged Securities, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of the Federal Securities Laws and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other law.

The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other law. The Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of the Pledgor, the Agent and the other Secured Parties that the provisions of this
Section 6.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells the Pledged Securities. The Agent shall be under no obligation to delay a sale of any Pledged Securities for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Federal Securities Laws, or under applicable state securities laws, even if the issuer would agree to do so.

     (b) If the Agent shall determine to exercise its right to sell all or any of the Pledged Securities and if in the opinion of counsel for the Agent it is necessary, or if in the opinion of the Agent it is advisable, to have the securities included in the Pledged Securities or the portion thereof to be sold registered under the provisions of the Federal Securities Laws, the Pledgor agrees, at its own expense, (i) to execute and deliver, and to use its best efforts to cause the Borrower and its directors and officers to execute and deliver, all such instruments and documents, and to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such securities under the provisions of the Federal Securities Laws and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Federal Securities Laws and the rules and regulations of the Securities and Exchange Commission thereunder, (ii) to use its best efforts to cause the Borrower to agree to prepare, and to make available to its security holders as soon as practicable, an earnings statement (which need not be audited) covering the period of at least 12 months beginning with the first month after the effective date of any such registration statement, which earning statement will satisfy the provisions of Section 11(a) of the Federal Securities Laws, (iii) to use its best efforts to qualify such securities under state Blue Sky or securities laws and to obtain the approval of any governmental authorities for the sale of such securities as requested by the Agent and (iv) at the request of the Agent, to indemnify and hold harmless the Agent, any other Secured Party and any underwriters (and any person controlling any of the foregoing) from and against any loss, liability, claim, damage and expense (and reasonable counsel fees incurred in connection therewith) under the Federal Securities Laws or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Agent, any other Secured Party or any underwriters (or any person controlling any of the foregoing); provided that the Pledgor shall not be liable in any case to the extent that any such loss, liability, claim, damage or expense arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to such person by the Agent or any underwriter expressly for use in such registration statement or prospectus.

     SECTION 6.06. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Agent in this Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

     (b) If the Agent shall have proceeded to enforce any right, remedy or power under this Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, the Pledgor and the Agent shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this

Agreement, and thereafter all rights, remedies and powers of the Agent shall continue as though no such proceedings had been taken.

     (c) All rights of action under this Agreement may be enforced by the Agent without the possession of any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Agent shall be brought in its name and any judgment shall be held as part of the Collateral.

     SECTION 6.07. Waiver and Estoppel. (a) The Pledgor, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Agreement and the Pledgor hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Agent in this Agreement but will permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 6.07 shall be construed as a waiver of any rights of the Pledgor under any applicable Federal bankruptcy law.

     (b) The Pledgor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

     (c) The Pledgor, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder) in connection with this Agreement and any action taken by the Agent with respect to the Collateral.

     SECTION 6.08. Power of Attorney. The Pledgor hereby irrevocably constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Agent's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Agent the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor to do the following:

          (a) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

          (b) upon the occurrence and during the continuance of any Event of Default and otherwise to the extent provided in this Agreement, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Agent or as the Agent shall direct; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral;
     (iv) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (v) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and
     (vi) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the option of the Agent and the Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the

     Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

     The Pledgor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     Except as provided by law or the UCC or its equivalent, nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and the Agent shall not be liable hereunder for any action taken by the Agent or omitted to be taken with respect to the Collateral or any part thereof (other than any action or inaction that a court of competent jurisdiction shall have determined by final and nonappealable judgment to constitute gross negligence or willful misconduct). It is understood and agreed that the appointment of the Agent as the agent of the Pledgor for the purposes set forth above in this Section 6.08 is coupled with an interest and is irrevocable. The provisions of this Section
6.08 shall in no event relieve the Pledgor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Agent to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

     SECTION 6.09. Application of Proceeds. (a) The Agent shall apply the proceeds of any collection, sale or other disposition of the Collateral as follows:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Agent (in its capacity as such hereunder or under any other Loan Document) and the Lenders in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including all court costs and the reasonable fees and expenses of their agents and legal counsel, the repayment of all reasonable advances made by the Agent and the Lenders hereunder or under any other Loan Document and all reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

          THIRD, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     (b) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Agent or any or all of the Lenders are legally entitled, the Pledgor will be jointly and severally liable for the deficiency, together with interest thereon, at the applicable default rate under Section 2.07 of the Credit Agreement, and the reasonable fees of any attorneys employed by the Agent or any or all of the Lenders to collect such deficiency, pursuant to the Credit Agreement.

     The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

                                  ARTICLE VII

                                 MISCELLANEOUS

     SECTION 7.01. Notices. Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy and shall be given to such party at its address or telecopy number set forth in Section 8 of the Parent Guarantee Agreement or at any other address or telecopy number which such party shall have specified for the purpose of communications hereunder by notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 7.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 7.01.

     SECTION 7.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Agent and the Secured Parties and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until the Secured Obligations have been indefeasibly paid in full in cash, the Commitments have been terminated, all Letters of Credit have been cancelled or have expired, all Letter of Credit Disbursements have been reimbursed in full and all terms and conditions hereof, the Credit Agreement, the Collateral Documents and all other documents or agreements governing the Secured Obligations have been satisfied. This Agreement shall terminate when the security interests granted hereunder have terminated and the Collateral has been released as provided in Section 2.05; provided that the obligations of the Pledgor under Section 4.12 shall survive any such termination.

     SECTION 7.03. Counterparts; Effectiveness. (a) This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     (b) This Agreement shall be effective with respect to the Pledgor on the date (the "Effective Date") when a counterpart hereof which bears the signature of the Pledgor shall have been delivered to the Agent.

     SECTION 7.04. Amendments, Etc. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be in writing and shall be executed and delivered in accordance with Section 9.08 of the Credit Agreement, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.05. Assignments. This Agreement and the terms, covenants and conditions hereof shall be binding upon the Pledgor and its successors and shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns. Upon the assignment by any Lender of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitment and the Loans owing to it) to any other person, such other person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise. The Pledgor shall not be permitted to assign, transfer or delegate any of its rights or obligations under this Agreement (and any such purported assignment, transfer or delegation without such consent shall be void).

     SECTION 7.06. Savings Clause. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect with respect to the Pledgor, no party hereto shall be required to comply with such provision with respect to the Pledgor for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein, and of such invalid, illegal or unenforceable provision with respect to any other party, shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7.07. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the state of New York.

     SECTION 7.08. Entire Agreement. This Agreement, the other Loan Documents and the Fee Letter constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the other Loan Documents and the Fee Letter. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto and the Secured Parties, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     SECTION 7.09. No Waiver; Remedies. No failure on the part of the Agent or any Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by such person preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder and under the Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 7.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 7.11. Submission to Jurisdiction. (a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Pledgor or its properties in the courts of any jurisdiction.

     (b) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State court or Federal court of the United States of America sitting in New York, New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 7.12. No Oral Agreements. This Agreement and the instruments and documents executed in connection herewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


                                          FIREARMS TRAINING SYSTEMS, INC.

                                          By: /s/ DAVID A. APSELOFF
                                            ------------------------------------
                                            Name:  David A. Apseloff
                                            Title: Chief Financial Officer

                                          NATIONSBANK, N.A. (SOUTH),
                                          as Agent

                                          By: /s/ GREG MCCRERY
                                            ------------------------------------
                                            Name:  Greg McCrery
                                            Title: Vice President

                                   SCHEDULE 1

             CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS

NAME                                                  MAILING ADDRESS        COUNTY    STATE
----                                                  ---------------        ------    -----
Firearms Training Systems, Inc..................  7340 McGinnis Ferry Road  Gwinnett  Georgia
                                                    Suwanee, Georgia 30174

          LOCATIONS OF RECORDS OF RECEIVABLES AND GENERAL INTANGIBLES

NAME                                                  MAILING ADDRESS        COUNTY    STATE
----                                                  ---------------        ------    -----
Firearms Training Systems, Inc..................  7340 McGinnis Ferry Road  Gwinnett  Georgia
                                                    Suwanee, Georgia 30174

                                   SCHEDULE 2

                               PLEDGED SECURITIES

ISSUER                                       OWNERSHIP INTERESTS
------                                       -------------------
FATS, Inc..........................  1000 shares of Common Stock, par value $1.00 per share

                                   SCHEDULE 3

                       TRADE NAMES, DIVISION NAMES, ETC.

PLEDGOR                                                      TRADE NAMES, DIVISION NAMES, ETC.
-------                                                      ---------------------------------
Firearms Training Systems, Inc.............................  F.A.T.S.
                                                             FATS
                                                             F.A.T.S., Inc.
                                                             FATS, Inc.

                                   SCHEDULE 4

                        REQUIRED FILINGS AND RECORDINGS

PLEDGOR                                           UCC FILINGS & LOCATIONS           OTHER FILINGS
-------                                           -----------------------           -------------
Firearms Training Systems, Inc..........     Any county in the state of Georgia         None